UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   October 4, 2007

(Date of earliest event reported):   September 28, 2007

Silverleaf Resorts, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

1-13003	75-2259890
(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

214-631-1166
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Silverleaf Resorts, Inc. (the “Registrant”) has entered into a Loan and Security Agreement (the “Loan Agreement”) dated September 28, 2007 with Liberty Bank as Agent for itself and other Lenders.  Under the terms of the Loan Agreement, the Registrant may from time to time borrow up to an aggregate of $37.5 million which will be secured by notes receivable from timeshare interval purchasers at an advance rate of up to 75% of the aggregate outstanding principal balance of all eligible notes receivable pledged as security.  The revolving loan period will expire on September 28, 2009, and the principal balance of the loan facility will be due on September 28, 2012, or if the revolving period is extended, 36 months from the expiration of the revolving period.  The outstanding principal balance on the facility will bear interest at LIBOR plus 2.40%.  The proceeds from the loan will be used by the Registrant for general working capital purposes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 above, Registrant became obligated on direct financial obligations up to a maximum of $37.5 million in connection with the Loan Agreement with Liberty Bank.  The Registrant’s responses to Item 1.01 of this Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 7.01  Regulation FD Disclosure

On October 3, 2007, the Registrant issued a press release announcing that it had entered into the Loan Agreement with Liberty Bank on September 28, 2007.  The information in this item (including Exhibit 99.1) is being furnished pursuant to Item 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description of Exhibit

*10.1	Loan and Security Agreement dated September 28, 2007 between the Registrant and Liberty Bank as Agent for itself and other Lenders.
*99.1	Press Release issued by the Registrant on October 3, 2007 announcing a new credit facility with Liberty Bank.
_______________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 4, 2007	SILVERLEAF RESORTS, INC.

	By:	/S/ HARRY J. WHITE, JR.
	Name:	Harry J. White, Jr.
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

*10.1	Loan and Security Agreement dated September 28, 2007 between the Registrant and Liberty Bank as Agent for itself and other Lenders.
*99.1	Press Release issued by the Registrant on October 3, 2007 announcing a new credit facility with Liberty Bank

_______________
*filed herewith